UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INDUSTRIAL PROPERTY TRUST INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

On October 22, 2019, in connection with the definitive proxy statement (the “Proxy Statement”) to solicit proxies to approve, among other things, the previously announced sale of substantially all of the assets of Industrial Property Trust Inc. (the “Company”) to affiliates of Prologis, L.P., the Company released the following reminders to its stockholders to vote on the proposed asset sale and other matters to be considered at the Company’s annual meeting of stockholders.

BE THE VOTE THAT COUNTS! VOTE YOUR SHARES TODAY!

BLACK CREEK GROUP

INDUSTRIAL PROPERTY TRUST

Your Vote Is Important – Vote Your Shares Today!

The Annual Stockholder Meeting will be held on December 11, 2019. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-855-723-7822.**



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-855-723-7822 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

Z75792-EPB

INDUSTRIAL PROPERTY TRUST INC.
518 17TH STREET, 17TH FLOOR
DENVER, CO 80202

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

Please call 1-855-723-7822 to speak to a live agent between 9:00 a.m. and 10:00 p.m. EDT.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Control Number located in box below:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E84964-Z75797-Z75798

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

INDUSTRIAL PROPERTY TRUST INC.

The Board of Directors unanimously recommends that you vote "FOR" Proposals 1, 2, 4 and 5 and "FOR" all the listed nominees in Proposal 3.

		For	Against	Abstain
1.	To approve the sale of substantially all of the assets of the Company to affiliates of Prologis, L.P., pursuant to the merger and asset transfer transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated August 20, 2019, among the Company, Prologis, L.P. and Rockies Acquisition LLC, and the other transactions contemplated therein.	☐	☐	☐
2.	To approve the conversion of the Company from a Maryland corporation to a Maryland real estate investment trust, as contemplated by the Plan of Conversion of Industrial Property Trust Inc.	☐	☐	☐

3. To elect six directors to serve until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.

	Nominee	For	Withhold
3a.	Evan H. Zucker	☐	☐
3b.	Dwight L. Merriman III	☐	☐
3c.	Marshall M. Burton	☐	☐
3d.	Charles B. Duke	☐	☐
3e.	Stanley A. Moore	☐	☐
3f.	John S. Hagestad	☐	☐

		For	Against	Abstain
4.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2019.	☐	☐	☐
5.	To approve any adjournments of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes to achieve a quorum or to approve the Asset Sale or the Conversion.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

E84965-Z75797-Z75798 INDUSTRIAL PROPERTY TRUST INC. Annual Meeting of Stockholders December 11, 2019 10:00 A.M. MST This proxy is solicited by the Board of Directors The stockholder(s), on the reverse side of this ballot, hereby appoint(s) Joshua J. Widoff and Thomas G. McGonagle, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of INDUSTRIAL PROPERTY TRUST INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. MST, on December 11, 2019, at 518 17th Street, 17th Floor, Denver, CO 80202, and any adjournment or postponement thereof (i) as designated by the Stockholder(s) on the reverse side of this ballot, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted in the discretion of the proxies on any matter other than the proposals set forth on the reverse side of this ballot that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof. Continued and to be signed on reverse side

Yourvoteisneeded! Dear Fellow Stockholder: We are pleased to inform you that we are preparing for our upcoming INDUSTRIAL PROPERTY TRUST meeting, which will be held on December 11, 2019. Enclosed are the proxy materials which describe the proxy proposals in detail. Please review them carefully. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials by calling 1-855-723-7822. If sufficient votes are not cast in advance of the meeting, we may have to adjourn and reschedule, incurring additional cost. If you have any questions, please contact your financial advisor or visit our website at industrialpropertytrust.com/proxy-vote. Sincerely, Evan Zucker Chairman and Director THREE WAYS TO VOTE MAIL ONLINE PHONE WITHOUT A PROXY CARD Call 1-855-723-7822 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PROXY QUESTIONS? Call 1-855-723-7822 518 17th Street, 17th Floor, Denver, Colorado 80202 BR45632A-1019-LTSHR

 I II Ill INDUSTRIAL PROPERTY TRUST, INC. THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 12/11/19 at 10:00 A.M. MST BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Make your vote count. Vote must be received by 12/10/2019 to be counted. BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 lElE .... .... ......11472 0797 1023 31311 • D m 181 Visit Call Return thisform Votein person intheenclosed postage-paid envelope. theday of the www.ProxyVote.com 1-800-454-8683 meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Goto www.ProxyVote.com,enter the control number above and vote! VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. X E86110-Z75793-Z75792 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. I INDUSTRIAL PROPERTY TRUST, INC. 0 Pleasecheckthis boxifyou plan toattend the Meeting and vote these shares in person. proposal(s): 1 through 5 For Against Abstain For Withhold the assets of the Company to affiliates of asset transfer transactions contemplated Plan of Merger, dated August 20, 2019, among Acquisition LLC, and the other transactions the Company's independent registered public a Maryland corporation to a Maryland real Meeting for the purpose of soliciting the Plan of Conversion of Industrial Property votes to achieve a quorum or to approve the Annual Meeting of Stockholders and until their «i 0w0 before the meeting or any adjournment thereof. 0 0 3a. Evan H. Zucker :·.··.··· lElElElElEACCOUNT 4S632A222 Z7S793-01S GS2 Signature [PLEASE SIGN WITHIN BOX] Date The Board recommends you vote FOR the fo11owing 1. To approve the sale of substantially all of0003d. Charles B. Duke00 Prologis, L.P., pursuant to the merger and3e. Stanley A. Moore00 by the Amended and Restated Agreement and3f. John S. Hagestad00 the Company, Prologis, L.P. and RockiesFor Against Abstain contemplated therein.4. To ratify the appointment of KPMG LLP as000 2. To approve the conversion of the Company from000accounting firm for the fiscal year 2019. estate investment trust, as contemplated by5. To approve any adjournments of the Annual000 Trust Inc.additional proxies if there are not sufficient 3. To elect six directors to serve until the 2020Asset Sale or the Conversion. respective successors are duly elected andForWithhold qualify.NOTE: Such other business as may properly come 3b. Dwight L. Merriman III00 3c. Marshall M. Burton00 1••11••1••1.1.1.11••••••111 •••11 I'' III1472 0797 1023 313112111/19123,456,789,012.00000 I'Y ......;.:.{.jJ ,:.:,: